United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North, Suite 200 Clearwater, Florida	33760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Fortune Rise Acquisition Corporation (the “Company”) requested a hearing (the “Hearing”) before an independent Hearings Panel (the “Panel”) regarding a delisting notice in connection with its failure to comply with Nasdaq Listing Rule 5450(a)(2) (the “Total Holders Rule”). The Hearing has been scheduled for May 30, 2024.

On April 24, 2024, the Company received an additional notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(f) (the “Fee Payment Rule”) because it has not paid certain fees to Nasdaq, which serves as an additional basis for delisting the Company’s securities from the Nasdaq Capital Market.

The failure to comply with the Fee Payment Rule will also be considered by the Panel at the Hearing. The suspension of the Company’s securities and the termination of registration of the securities with Nasdaq as required by the rules of the Securities and Exchange Commission is stayed pending the Panel’s decision and, therefore, Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock, units or warrants on Nasdaq. There can be no assurance that the Panel will grant the Company’s request for continued listing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to FRLA or its management team, are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including FRLA’s ability to successfully appeal a delisting determination, FRLA’s ability to resolve the deficiency under the Notice and regain compliance with the Fee Payment Rule. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, FRLA’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of FRLA, including those set forth in the “Risk Factors” section of FRLA’s final prospectus for its initial public offering filed with the SEC on November 3, 2021, and other documents of FRLA filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to FRLA or persons acting on its behalf are qualified in their entirety by this paragraph. FRLA undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: April 29, 2024	By:	/s/ Ryan Spick
	Name:	Ryan Spick
	Title:	Principal Executive Officer

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